UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

DEMAND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 394-6400

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On June 24, 2013,Demand Media, Inc. (the “Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) to report that the Company completed the acquisition of 100% of the issued and outstanding membership interests (including 100% of the capital and profits) of Society6 LLC, a Delaware limited liability company ("Society6"), pursuant to a Securities Purchase Agreement, dated as of June 20, 2013 (the "Acquisition"). This Current Report on Form 8-K/A is being filed to provide the financial statements described below, in accordance with the requirements of Item 9.01 of Form 8-K.
This Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K/A amends and supplements the Initial Form 8-K filed by the Company, and is being filed to provide the historical financial statements and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed with respect to the above referenced transactions.
 (a) Financial Statements of Business Acquired.

The audited balance sheet of Society6 at December 31, 2012 and December 31, 2011 and the related statements of income and members' equity and statements of cash flows for the years ended December 31, 2012 and December 31, 2011 are filed as Exhibit 99.1 and incorporated herein by reference.
The balance sheets of Society6 at March 31, 2013 and December 31, 2012 and the related statements of income and members' equity and statements of cash flows for the three month periods ended March 31, 2013 and March 31, 2012 are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.
The required unaudited pro forma financial information with respect to the Acquisition is filed as Exhibit 99.3 and incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description
23.1*	Consent of Cohn Reznick, LLP, Independent Accountants of Society6 LLC.
99.1*	Audited financial statement for the years ended December 31, 2012 and December 31, 2011.
99.2*	Unaudited financial statements for the three months ended March 31, 2013 and March 31, 2012.
99.3*	Unaudited pro forma condensed consolidated financial information.
* Filed herewithin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2013	DEMAND MEDIA, INC.
	By:	/s/ Mel Tang
Mel Tang
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
23.1*	Consent of Cohn Reznick, LLP, Independent Accountants of Society6 LLC.
99.1*	Audited financial statement for the years ended December 31, 2012 and December 31, 2011.
99.2*	Unaudited financial statements for the three months ended March 31, 2013 and March 31, 2012.
99.3*	Unaudited pro forma condensed consolidated financial information.
* Filed herewithin